UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 12, 2015 (November 9, 2015)

Phibro Animal Health Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	01-36410	13-1840497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre East, 3rd Floor

300 Frank W. Burr Boulevard, Suite 21

Teaneck, New Jersey 07666-6712

(Address of Principal Executive Offices, including Zip Code)

(201) 329-7300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On November 9, 2015, Phibro Animal Health Corporation (the “Corporation”) held its annual meeting of stockholders (the “Meeting”). Present at the Meeting in person or by proxy were holders of 16,748,074 shares of Class A common stock of the Corporation and 21,132,911 shares of Class B common stock of the Corporation, which together represent 99% of the voting power of all shares of common stock of the Corporation as of September 10, 2015, the record date for the Meeting, and constituting a quorum for the transaction of business at the Meeting.

The stockholders of the Corporation voted on the following items at the Meeting:

1.	To elect three Class II Directors to serve until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified; and

2.	To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the Corporation’s independent registered public accounting firm for the fiscal year ending June 30, 2016.

For more information about the foregoing proposals, see the Corporation’s 2015 Proxy Statement.

Holders of the shares of Class A common stock are entitled to one vote per share and holders of the shares of Class B common stock are entitled to ten votes per share. Holders of the shares of Class A common stock and holders of the shares of Class B common stock voted together as a single class on all matters (including the election of directors) submitted to a vote of stockholders at the Meeting.

The voting results for each of these proposals are detailed below.

1.	Election of Class II Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Gerald K. Carlson	221,531,541	5,650,804	894,839
Mary Lou Malanoski	226,607,070	590,380	879,734
Carol A. Wrenn	217,200,535	9,981,810	894,839

Based on the votes set forth above, each director nominee was duly elected to serve until the 2018 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2.	Ratification of the Selection of PwC as Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstained
225,082,001	2,992,322	2,860

There were no broker non-votes on this proposal.

Based on the votes set forth above, the stockholders ratified the selection of PwC as the Corporation’s independent registered public accounting firm for the fiscal year ending June 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHIBRO ANIMAL HEALTH CORPORATION Registrant

Date: November 12, 2015

	By:	/s/ Thomas G. Dagger
	Name: Title:	Thomas G. Dagger Senior Vice President, General Counsel and Corporate Secretary